CONFORMED COPY

     SIXTH AMENDMENT AND CONSENT, dated as of May 28, 2002 (this "Amendment and Consent"), to the Fourth Amended and Restated Credit Agreement, dated as of July 28, 1999 (as amended pursuant to the First Amendment and Consent thereto, dated as of October 12, 1999, the Second Amendment thereto, dated as of December 20, 1999, the Third Amendment thereto, dated as of April 14, 2000, the Fourth Amendment and Waiver thereto, dated as of June 5, 2001, and the Fifth Amendment and Waiver thereto, dated as of March 14, 2002, and as the same may further be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Audiovox Corporation, a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"; individually, a "Lender"), and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), a New York banking corporation, as administrative and collateral agent for the Lenders (in such capacity, the "Agent").

                              W I T N E S S E T H :


     WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement;

     WHEREAS, the Borrower has requested that the Lenders amend certain terms in the Credit Agreement in the manner provided for herein;

     WHEREAS, the Borrower has also requested that the Agent and the Lenders consent to the release of the Capital Stock of Audiovox Communications Corp., a Subsidiary of the Borrower, from the Lien of the Collateral Agent, for the benefit of the Lenders on such Capital Stock; and

     WHEREAS, the Agent and the Lenders are willing to agree to the requested amendments and to provide the requested consent, on the terms and conditions provided for herein;

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

     1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein (and in the recitals hereto) as defined terms are so used as so defined.

     2. Amendments to Section 1. Subsection 1.1 of the Credit Agreement is hereby amended as follows:

          (a) by deleting therefrom the definition of the following defined term in its entirety and substituting in lieu thereof the following definition:

               "Borrowing Base": on any date of determination thereof, the sum of (a) 75% of the aggregate amount of Eligible Accounts of the Borrower and its consolidated Domestic and Canadian Subsidiaries on such date of determination and (b) the lesser of (i) 30% of the aggregate amount of Eligible Inventory of the Borrower and its consolidated Domestic and Canadian Subsidiaries on such date of determination and (ii) $25,000,000. The Borrowing Base shall be reduced from time to time by an amount equal to the Foreign Exchange Liabilities of the Borrower as most recently determined prior to such time by the Agent pursuant to subsection 6.16. The Borrowing Base shall be determined by the Agent in its sole discretion exercising reasonable judgment from time to time by reference to the most recent

                                  Exhibit 99.10
                                        1
          monthly  Borrowing  Base  Certificate   delivered  to  the  Agent
          pursuant to subsection 9.2(g). The Agent shall determine the Borrowing Base in effect on the first Business Day of each month during the Commitment Period and shall send a Borrowing Base Notice on such Business Day of the Borrower and each Lender setting forth the Borrowing Base as so determined. The Agent shall also send a Borrowing Base Notice to the Borrower and each Lender on each Business Day on which the Borrowing Base is changed other than pursuant to the immediately preceding sentence setting forth the Borrowing Base as so changed.

               (b)  by  adding  thereto  the  following   definitions  is  their
          appropriate alphabetical order:

                    "Sixth  Amendment  and  Consent":  the Sixth  Amendment  and
               Consent, dated as of May 28, 2002, to this Agreement.

                    "Sixth Amendment Effective Date": May 28, 2002.

                    "Toshiba Note": the subordinated convertible promissory note issued by Audiovox Communications Corp., substantially in the form of Exhibit A to the Sixth Amendment and Consent, in an aggregate principal amount not to exceed $10,000,000.

     3. Amendment to Subsection 10.2  (Limitation on  Indebtedness).  Subsection
10.2 of the Credit Agreement is hereby amended by deleting clause (g) in its entirety and substituting in lieu thereof the following:

          (g) Indebtedness of the Borrower which is subordinated and junior in right of payment to the Obligations (as defined in the Borrower Security Agreement) on terms and conditions satisfactory to the Agent and the Required Lenders (including, without limitation, Indebtedness of the Borrower under the Talk Note and Indebtedness of Audiovox Communications Corp. under the Toshiba Note);

     4. Amendment to Subsection 10.3 (Limitation on Liens). Subsection 10.3 of the Credit Agreement is hereby amended by deleting the sentence at the end thereof in its entirety and substituting in lieu thereof the following:

     In no event shall the Borrower create, incur, assume or suffer to exist any Lien upon the Capital Stock of CellStar or Audiovox Communications Corp. now owned or hereafter acquired by the Borrower, other than Liens in favor of the Collateral Agent for the benefit of the Lenders created pursuant to clause (g) above.

     5. Amendment to Subsection 10.6 (Limitation on Sale of Assets).  Subsection
10.6 of the Credit Agreement is hereby amended by deleting clause (i) in its entirety and substituting in lieu thereof the following:

          (i) the sale or issuance of up to 30% of the Capital Stock of Audiovox Communications Corp. to Toshiba Corporation; and

     6. Consent. The Agent and the Lenders parties hereto hereby consent to the release of the Capital Stock of Audiovox Communications Corp. from the Lien of the Collateral Agent, for the benefit of the Lenders, on such Capital Stock created pursuant to the Audiovox Pledge Agreement.

     7. Representations and Warranties. On and as of the date hereof, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 7 of the Credit Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations

                                  Exhibit 99.10
                                        2
and warranties as of such earlier date.

     8. Conditions to Effectiveness. This Amendment and Consent shall become effective as of the date first written above upon receipt by the Agent of (i) counterparts to this Amendment and Consent duly executed by the Borrower and the Required Lenders, (ii) an amendment fee in the amount of $150,000 for the account of Lenders which have executed and delivered to the Agent this Amendment and Consent prior to Noon (New York City time) on May 28, 2002 (and will be paid to such Lenders pro rata according to their respective Commitments), (iii) an Acknowledgement and Consent in the form of Exhibit B hereto duly executed by each of the Guarantors, (iv) a prepayment of the Loans in an aggregate principal amount equal to the Net Cash Proceeds from the issuance of the Toshiba Note and any sale or issuance of the Capital Stock of Audiovox Communications Corp. and
(v) all documentation relating to the issuance of the Toshiba Note and the sale or issuance of Capital Stock of Audiovox Communications Corp. to Toshiba Corporation, in each case satisfactory to the Agent, and evidence that such transactions shall have been consummated for aggregate cash consideration not less than $32,000,000; provided that Section 2(a) of this Amendment and Consent shall become effective as of the date first written above upon satisfaction of the foregoing clauses (i) and (iii).

     9. Continuing Effect. Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments and consent provided for herein is limited to the specific subsections of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Agent's or the Lenders' willingness to consent to any action requiring consent under or to waive or amend, any other provisions of the Credit Agreement or the same subsections for any other date or time period (whether or not such other provisions or compliance with such subsections for another date or time period are affected by the circumstances addressed in this Amendment and Consent).

     10. Expenses. The Borrower agrees to pay and reimburse the Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment and Consent, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

     11. Counterparts. This Amendment and Consent may be executed in any number of counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

     12. GOVERNING LAW. THIS AMENDMENT AND CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.




                                  Exhibit 99.10
                                        3

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Consent to be executed and delivered by their respective duly authorized officers as of the date first above written.

                           AUDIOVOX CORPORATION


                           By: s/ Charles M. Stoehr
                               ----------------------------------------
                           Name: Charles M. Stoehr
                           Title: Senior Vice President/Chief Financial Officer

                           JPMORGAN CHASE BANK,
                           as Agent and as a Lender


                           By: s/ John Budzynski
                               -------------------------------------------------
                           Name: John Budzynski
                           Title:   Vice President

                                  Exhibit 99.10
                                        4

                               FLEET NATIONAL BANK, as a Lender


                               By: s/ Steven J. Melicharek
                                   ------------------------------------
                               Name: Steven J. Melicharek
                               Title:   Senior Vice President

                               THE CIT GROUP/BUSINESS CREDIT, INC.,
                               as a Lender

                               By: s/ Renee M. Singer
                                   ----------------------------------------
                               Name:    Renee M. Singer
                               Title:   Vice President

                               CITIBANK, N.A., as a Lender


                               By: s/ Stephen Kelly
                                   ------------------------------------
                               Name:    Stephen Kelly
                               Title:   Vice President

                               MELLON BANK, N.A., as a Lender


                               By: s/ Donald G. Cassidy, Jr.
                                   ------------------------------------
                               Name:    Donald G. Cassidy, Jr.
                               Title:   Senior Vice President


                               DEUTSCHE FINANCIAL SERVICES
                               CORPORATION,
                               as a Lender

                               By: s/ David J Lynch
                                   ------------------------------------
                               Name:    David J. Lynch
                               Title:   Vice President - Operations

                                  Exhibit 99.10
                                        5

                               ISRAEL DISCOUNT BANK OF NEW YORK,
                               as a Lender

                               By: s/ Alan B. Lefkowitz
                                   ----------------------------------------
                               Name:    Alan B. Lefkowitz
                               Title:   First Vice President

                               By: s/ Karen Chen
                                   ----------------------------------------
                               Name:    Karen Chen
                               Title:   Assistant Manager

                               PNC BANK, as a Lender


                               By: s/ Kysha A. White
                                   ----------------------------------------
                               Name:    Kysha A. White
                               Title:   Assistant Vice President

                               WASHINGTON MUTUAL BANK, FA,
                               as a Lender

                               By: s/ Brian Stone
                                   ----------------------------------------
                               Name:    Brian Stone
                               Title:   Senior Vice President

                               BANK LEUMI USA, as a Lender


                               By: s/ Paul Tine           Glenn Kreutzer
                                   ----------------------------------------
                               Name: Paul Tine            Glenn Kreutzer
                               Title:   Vice President    Banking Officer

                               FIRSTAR BANK, N.A., as a Lender


                               By: _____________________________________
                               Name:
                               Title:

                                  Exhibit 99.10
                                        6

                           ACKNOWLEDGMENT AND CONSENT

     Each of the undersigned corporations (i) as a guarantor under that certain Amended and Restated Subsidiaries Guarantee, dated as of March 15, 1994 (as amended, supplemented or otherwise modified from time to time, the "Guarantee"), made by each of such corporations in favor of the Collateral Agent, (ii) as a grantor under that certain Amended and Restated Security Agreement, dated as of March 15, 1994 (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"), made by each of such corporations in favor of the Collateral Agent, and (iii) in the case of Audiovox Holding Corp., as the pledgor under that certain Pledge Agreement, dated as of February 9, 1996 (as amended, supplemented or otherwise modified from time to time, the "Pledge Agreement"), made by Audiovox Holding Corp. in favor of JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as pledge agent for the secured parties thereunder, hereby consents to the execution and delivery of the Sixth Amendment and Consent to which this Acknowledgment and Consent is attached and hereby confirms and agrees that the Guarantee, the Security Agreement and the Pledge Agreement are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects and the Guarantee, the Security Agreement, the Pledge Agreement and all of the Subsidiaries Collateral (as defined in the Security Agreement) and Collateral (as defined in the Pledge Agreement) do, and shall continue to, secure the payment of all of the Obligations (as defined in the Guarantee and the Security Agreement, as the case may be) pursuant to the terms of the Guarantee or the Security Agreement, as the case may be, or, in the case of the Pledge Agreement, secure the payment of the Secured Obligations (as defined in the Pledge Agreement) pursuant to the terms of the Pledge Agreement. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement referred to in the Sixth Amendment and Consent to which this Acknowledgment and Consent is attached.

                               QUINTEX MOBILE COMMUNICATIONS
                               CORP.


                               By: s/ Charles M. Stoehr
                                   -------------------------------
                                   Name:   Charles M. Stoehr
                                   Title:  Vice President


                               AMERICAN RADIO CORP.


                               By: s/ Charles M. Stoehr
                                   -------------------------------
                                   Name:   Charles M. Stoehr
                                   Title:  Vice President


                                  Exhibit 99.10
                                        7

                                           AUDIOVOX INTERNATIONAL CORP.


                                           By: s/ Charles M. Stoehr
                                               -------------------------------
                                               Name:   Charles M. Stoehr
                                               Title:  Vice President


                                           AUDIOVOX CANADA LIMITED


                                           By: s/ Charles M. Stoehr
                                               -------------------------------
                                               Name:   Charles M. Stoehr
                                               Title:  Vice President


                                           AUDIOVOX HOLDING CORP.


                                           By: s/ Chris Lazarides
                                               --------------------------------
                                               Name:   Chris Lazarides
                                               Title:   President

                                           AUDIOVOX ASIA INC.


                                           By: s/ Charles M. Stoehr
                                               -------------------------------
                                               Name:   Charles M. Stoehr
                                               Title:  President


                                           AUDIOVOX LATIN AMERICA LTD.


                                           By: s/ Charles M. Stoehr
                                               -------------------------------
                                               Name:   Charles M. Stoehr
                                               Title:  President


                                           AUDIOVOX COMMUNICATIONS CORP.


                                           By: s/ Charles M. Stoehr
                                               -------------------------------
                                               Name:   Charles M. Stoehr
                                               Title:  Secretary

Dated as of May 28, 2002

                                  Exhibit 99.10
                                        8